EXHIBIT 10.1
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                  PLEDGE, ESCROW AND PROMISSORY NOTE AGREEMENT
                  --------------------------------------------


THIS PLEDGE, ESCROW AND PROMISSORY NOTE AGREEMENT (this "Agreement") is made and
                                                         ---------
entered  into as of October 12th 2004 by Lily Wang (the  "Pledgor"),  having her
                                         ---------        -------
principal address at 300 Murchison Dr., Suite 202, Millbrae, CA 94030, in favour of Sinovac Biotech Ltd. ("Lender"), having a principal address at No. 39 Shangdi
   --------------------   ------
Xi Road, Haidian District, Beijing, China 100085.


                                WITNESSETH THAT:
                                ----------------

WHEREAS,  Pledgor owes the Lender the unsecured sum of $1,849,000US (the "Loan")
                                                                          ----
which is now due and owing;

WHEREAS, Pledgor has offered to grant the Lender security on 3,000,000 common shares (the "Shares") in the capital of the Lender owned by the Pledgor as
               ------
security for the Loan and to make payments in accordance with this Agreement

WHEREAS, Pledgor has agreed to place into escrow and pledge herewith the Shares represented by certificate no. 2646 and to grant a pledge of all Pledgor's rights and interests in such Shares to secure with the Shares the Loan and recovery of any part thereof on default of payment and which Loan to be repaid on or before November 15, 2006 in accordance with the terms of this Agreement.

WHEREAS,  Lender  (also  called  the  "Issuer")  has agreed to the terms of this
                                       ------
Agreement on the condition that Pledgor (i) deliver the Shares and transfer authorities ("Transfer Documents") into escrow by the terms of this Agreement,
               -------------------
(ii) pledge to Lender a security interest in the Shares as to all and any interests, residual, option, or otherwise in the Shares, and (iii) execute and deliver this Agreement in order to secure the payment and performance by Pledgor of the Loan;

NOW,  THEREFORE,  in consideration of the premises and in order to induce Lender
--------------------------------------------------------------------------------
to make the Loan, Pledgor hereby agrees with Lender as follows:
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     SECTION  1.  LOAN.  Pledgor  hereby  promises  to pay to the  Lender or his
     -----------  ----
designated agent, the sum of 1,849,000 United States dollars on the following terms:

     (a) the Loan shall be paid in Instalments of $200,000 commencing with the first payment November 15, 2004 and the like amount each three months thereafter (each payment an  "Instalment")  with any remaining sum due
                                        ----------
          November 15, 2006 (each payment date being a "Maturity"  and the final
                                                        --------
          date being the "Due Date");
                          --------

     (b) subject to the approval of the Lender, the Pledgor may make payment of any Instalment by assignment of an appropriate number of the Shares, or other acceptable assets or securities, with such fair market valuations as the Lender may require and as are acceptable under relevant generally accepted accounting principles;




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                                        2



     (c) subject to payment of a 10% extension fee (10% of an Instalment) the Pledgor may defer an Instalment for 90 days twice during the term of this Agreement; and

     (d) the Loan shall bear interest on the declining balance of the Loan at the rate of five percent (5%) per annum payable with each Instalment for the preceding three months.

     SECTION 2.  SHARE ESCROW. Pledgor hereby places into escrow with the Escrow
     ----------  ------------
Agent (as defined below in the attached Schedule "A" Escrow Agreement) the Shares and all and every of its interest therein, and Pledgor shall immediately upon execution hereof deliver to the Escrow Agent:

          (a)  the certificates representing the Shares; and

          (b) if received by Pledgor prior to or after escrow of the Shares herewith and before payment of the Loan or after realisation by the Lender of the Shares in execution of its recourses to recover the Loan, all additional shares of stock of, or equity interest in, Issuer from time to time acquired by Pledgor in any manner arising by share dividend, stock split, or otherwise of the Shares, and the certificates representing such additional shares (any such additional shares shall constitute part of the Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional Shares.

     SECTION 3.  PLEDGE.  Pledgor hereby pledges to Lender, and grants to Lender
     ----------  ------
a continuing first priority, and perfected security interest in, the following (the "Pledged Collateral"):
      ------------------

          (a) the Shares and the certificates representing the Shares and all interest of the Pledgor therein and extinguishment thereof upon exercise of the Pledge, and all products and proceeds of any of the Shares including, without limitation, all dividends (other than as provided elsewhere herein), cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Shares; and

          (b) all additional shares of stock of, or equity interest in, Issuer from time to time acquired by Pledgor in respect to the Shares in any manner arising by share dividend, stock split, or otherwise of the Shares, and the certificates representing such additional shares (any such additional shares shall constitute part of the Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of such additional Shares.




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                                        3



     SECTION 4.  SECURITY FOR OBLIGATIONS.  This Agreement  secures (i)  the due
     ----------  ------------------------
and punctual payment in full (and not merely the collectibility) of the principal of the Loan, and the interest thereon, in each case when due and payable, according to the terms of the Loan, whether at stated maturity, by reason of acceleration or otherwise; (ii) the due and punctual payment in full (and not merely the collectibility) of the obligations, liabilities, indebtedness and all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Loan, whether at stated maturity, by reason of acceleration or otherwise; (iii) the due and punctual payment (and not merely the collectibility), performance and observance of all of this Pledge Agreement and the other obligations, terms, covenants and conditions, whether now or hereafter existing, contained in any other collateral Loan documents (collectively, and together with the Loan, "Loan Documents") and
                                                            --------------
to be performed or observed by Pledgor; (iv) the accuracy of the representations and warranties made by Pledgor in all Loan Documents to which it is a party (all of the foregoing are collectively hereinafter called the "Obligations"); (the
                                                            -----------
Obligations and all such obligations of Pledgor now or hereafter existing under this Agreement being referred to herein as the "Liabilities").
                                                -----------

     SECTION 5. DELIVERY OF SHARES. All certificates or instruments representing
     ---------- ------------------
or evidencing the Shares and all necessary transfer documents in blank of the Shares, shall be delivered to the Escrow Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

     SECTION 6.  REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants
     ----------  ------------------------------
as follows:

          (a) The Shares have been duly authorised and validly issued and are fully paid and non-assessable.

          (b) Pledgor is the legal and beneficial owner of the Pledged Collateral, free and clear of any lien or any interests by any other person on the Pledged Collateral.

          (c) Upon the delivery by the Escrow Agent of the Shares, the certificate, and the Transfer Documents, in the event of default the transfer of the Shares pursuant to this Agreement creates a valid and perfected transfer of the Shares to the Lender with the caveat that the Shares are subject to such hold period as may be stated on the certificate.

          (d) Upon the delivery to Lender of the Pledged Collateral, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority interest in the Pledged Collateral securing the payment of the Liabilities for the benefit of Lender.

          (e) No authorisation, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or the Issuer is required (except applicable material change reports and insider reports)
     (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the transfer herein provided or (iii) for the



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                                        4



     exercise by Lender of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

          (f) Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Shares as provided by this Agreement.

          (g) This Agreement has been duly authorised, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws.

          (h) The preamble to this Agreement is made a part of this Agreement and the terms stated therein are true and accurate.

     SECTION 7.  FURTHER  ASSISTANCE.  Pledgor  agrees that at any time and from
     ----------  -------------------
time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, proxies, assignments, instruments and documents and take all further action, that is reasonably necessary, at Lender's request, in order to perfect any transfer or security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

     SECTION 8.  TRANSFER OF SHARES Pledgor hereby authorises Lender at any time
     ----------  ------------------
to cause the Shares to be transferred and registered to the Lender or any other party the Lender may determine for the purpose of realising on the Shares to acquire proceeds to pay the Loan.

     SECTION 9.  TRANSFERS  AND OTHER LIENS.  Except for the purpose of securing
     ----------  --------------------------
proceeds to retire the Loan, Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Shares until the Loan comes due, is unpaid and any rectification of default period has expired unremedied , except with the written permission of the Pledgor, which shall not be unreasonably with held, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement.

     SECTION 10.  LENDER  APPOINTED ATTORNEY-IN-FACT.  In addition to all of the
     -----------  ----------------------------------
powers granted to Lender pursuant to the Loan, Pledgor hereby appoints Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     SECTION 11.  LENDER MAY PERFORM.  If Pledgor fails to perform any agreement
     -----------  ------------------
contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable by Pledgor.




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                                        5



     SECTION 12.  NO  ASSUMPTION  OF DUTIES;  REASONABLE CARE.  The  rights  and
     -----------  -------------------------------------------
powers granted to Lender hereunder of the Pledge are being granted in order to preserve and protect Lender's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Lender in connection therewith. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

     SECTION 13.  SUBSEQUENT CHANGES AFFECTING COLLATERAL. Pledgor represents to
     -----------  ---------------------------------------
Lender that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganisation or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. Pledgor covenants that it will not, without the prior written consent of Lender, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any lien upon or with respect of any of the Pledged Collateral.

     SECTION 14.  REMEDIES  UPON  DEFAULT.  If  any Event of Default  shall have
     -----------  -----------------------
occurred and be continuing and Pledgor shall not have rectified within ten (10) days of notice of default, Lender shall, in addition to all other rights given by law or by this Agreement, the Loan or otherwise, have all the rights and remedies with respect to the Pledged Collateral of a secured party under the laws of British Columbia and Lender may, without notice and at its option, transfer or register, and Pledgor shall register or cause to be registered upon request therefore by Lender, the Pledged Collateral or any part thereof on the books of Issuer into the name of Lender or Lender's nominee(s), indicating that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of Lender, Lender may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as Lender may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, all in accordance with the terms and provisions of the Loan and this Agreement, or may exercise such other remedies as may be provided under law. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Any sale of the Pledged Collateral shall be conducted by Lender without any notice requirement and as full owner thereof and Lender is not required to conduct the same in conformity with commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral. Any requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.



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                                        6



     SECTION 15.  EXPENSES. Pledgor will upon demand pay to Lender the amount of
     -----------  --------
any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of its counsel (and, upon the occurrence and during the continuance of an Event of Default, the fees, expenses and disbursements of any investment banking firm, business broker or other selling agent and any other experts and agents retained by Lender), which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

     SECTION 16.  SECURITY INTEREST ABSOLUTE.  All rights of Lender and security
     -----------  --------------------------
interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Loan or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan;

          (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

          (d) any other circumstances which might otherwise constitute a defence available to, or a discharge of, Pledgor in respect to the Liabilities or of this Agreement.

     SECTION 17.  MISCELLANEOUS PROVISIONS.
     -----------  ------------------------

     SECTION  17.1   Notices.   All  notices,   approvals,   consents  or  other
     -------------   -------
communications required or desired to be given hereunder shall be in the form and manner, and delivered to each of the parties hereto at their respective addresses, set forth first herein.

     SECTION 17.2  Headings.  The headings in this Agreement are for purposes of
     ------------  --------
reference only and shall not affect the meaning or construction of any provision of this Agreement.

     SECTION 17.3  Severability. The provisions of this Agreement are severable,
     ------------  ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.



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                                        7



     SECTION 17.4  Amendments, Waivers and Consents.  Any amendment or waiver of
     ------------  --------------------------------
any provision of this Agreement and any consent to any departure by Pledgor from any provision of this Agreement shall be effective only if made or given in writing.

     SECTION 17.5  Continuing Security  Interest.  This Agreement shall create a
     ------------  -----------------------------
continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full (including after the date for final payment) of the Obligations and of the Loan and any other Loan Documents, (ii) be binding upon Pledgor, its successors and assigns, and (iii) enure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns.

     SECTION 17.6  Reinstatement. To the extent permitted by law, this Agreement
     ------------  -------------
shall continue to be effective or be reinstated if at any time any amount received by Lender in respect of the Liabilities is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganisation of Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     SECTION 17.7  Survival of Provisions.  All  representations, warranties and
     ------------  ----------------------
covenants of Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by Pledgor of the Obligations secured hereby and termination of the Loan and any other Loan Documents.

     SECTION 17.8  Waiver of Demand.  Pledgor waives presentment  and demand for
     ------------  ----------------
payment of any of the Liabilities, protest and notice of dishonour or default with respect to any of the Liabilities, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein.

     SECTION  17.9  Authority  of Lender.  Lender  shall have and be entitled to
     -------------  --------------------
exercise all powers hereunder which are specifically granted to Lender by the terms hereof, together with such powers as are reasonably incident thereto. Lender may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Lender nor any officer, employee, attorney or agent of Lender shall be liable to Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or wilful misconduct, nor shall Lender be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. Lender and its officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Pledgor agrees to indemnify and hold harmless Lender and any person of the Lender from and against any and all costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals), claims and liabilities incurred by Lender or such person hereunder, unless such claim or liability shall be due to wilful misconduct or gross negligence on the part of Lender or such person.



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                                        8



     SECTION 17.10  Release; Termination of Agreement. Subject to the provisions
     -------------  ---------------------------------
of Section 17.6 hereof, this Agreement shall terminate upon full and final payment and performance of all the Obligations.

     SECTION 17.11  Counterparts.  This Agreement may be executed in one or more
     -------------  ------------
counterparts and may be executed by facsimile, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

     SECTION 17.14  Governing Law; Submission to Jurisdiction; Counsel
     -------------  --------------------------------------------------

          (a) This Agreement shall be governed by and interpreted under the laws of the Province of British Columbia and any dispute arising out of, connected with, related to, or incidental to the relationship established between Pledgor and Lender in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, shall be resolved in British Columbia, Canada

          (b) Pledgor (i) agrees that Lender shall not have any liability to Pledgor (whether sounding in tort, contract or otherwise) for losses suffered by Pledgor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a judgement of a court that is binding on Lender (which judgement shall be final and not subject to review on appeal) that such losses were the result of acts or omissions on the part of Lender constituting gross negligence or wilful misconduct and (ii) waives, releases and agrees not to sue upon any claim against Lender (whether sounding in tort, contract or otherwise), except a claim based upon gross negligence or wilful misconduct. Whether or not such damages are related to a claim that is subject to the waiver effected above and whether or not such waiver is effective, Lender shall not have any liability with respect to, and Pledgor hereby waives, releases and agrees not to sue upon any claim for, any special, indirect, consequential or punitive damages suffered by Pledgor in connection with, arising out of, or in any way related to the transactions contemplated or the relationship established by this Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a judgement of a court that is binding on Lender (which judgement shall be final and not subject to review on appeal), that such damages were the result of acts or omissions on the part of Lender constituting wilful misconduct.

          (c) Pledgor and Lender acknowledges that for the purpose of this Agreement and the security contemplated herein that Devlin Jensen acts for the Lender, Pledgor and Lender release Devlin Jensen from any conflict with the Escrow Agent duties which have been requested of Devlin Jensen, Pledgor and Lender subscribe to and endorse the Escrow Agent provisions of Schedule "A" following their initial signatures hereto, and Pledgor has been advised to seek its own counsel and has taken its own counsel for this purpose.

          (d) Pledgor waives the posting of any bond otherwise required of Lender in connection with any judicial process or proceeding to enforce any judgement or other court order entered in favour of Lender, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction this Agreement or any other Agreement or document between Pledgor and Lender.




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                                        9



     IN WITNESS WHEREOF, Pledgor and Lender have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                               PLEDGOR:

                                               Lily Wang
                                               ---------


                                               /s/ Lily Wang
                                               ------------------------
                                               Signature





                                               LENDER:

                                               Sinovac Biotech Ltd.
                                               --------------------


                                               Per: /s/ Weidong Yin
                                                   --------------------
                                                   Authorized Signatory

                                  SCHEDULE "A"
                                  ------------

                                ESCROW AGREEMENT
                                ----------------


     THIS ESCROW AGREEMENT is made and dated effective (the "Effective Date") as
     ---------------------
of the 12th day of October, 2004 and is a collateral agreement and attached as a document to the above Pledge, Share Transfer and Promissory Note Agreement ("Pledge Agreement").


BETWEEN:
-------


               SINOVAC BIOTECH LTD.
               --------------------

               (hereinafter referred to as the "Lender" or the "Issuer");

                                                               OF THE FIRST PART
                                                               -----------------

AND:
---

               LILY WANG
               ---------

               (hereinafter referred to as "Pledgor")

                                                              OF THE SECOND PART
                                                              ------------------

               (the foregoing hereinafter also singularly referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

AND
---

               Devlin   Jensen  or  such   escrow   agent  as  the  Parties  may
               -----------------------------------------------------------------
               subsequently  appoint or such escrow agent as subsequently may be
               -----------------------------------------------------------------
               appointed by Devlin Jensen or a court of competent  jurisdiction,
               ----------------------------------------------------------------
               of 2550-555 West Hastings Street, Vancouver, BC V6B 4N5

               (hereinafter referred to as the "Escrow Agent" but not a "Party");

                                                               OF THE THIRD PART
                                                               -----------------


WHEREAS:
-------

A. The Parties have requested that the Escrow Agent act as escrow holder of the Shares as contemplated by the Pledge, Escrow and Promissory Note Agreement and the Escrow Agent has agreed subject to the below terms;
B. All definitions of the Pledge, Escrow and Promissory Note Agreement are herein incorporated by reference but none of the terms or obligations of the Pledge Agreement are incorporated herein and the Escrow Agent is not imposed with any obligations other than those of this Escrow Agreement;

C. The Issuer has also joined to this Agreement to assist in the correction of any defects of Shares or delivery and to ensure the acceptability of transfer of the Shares;


     NOW  THEREFORE  THIS  AGREEMENT  WITNESSES  that  in  consideration  of the
     ------------------------------------------
premises and consideration now provided by each of the Parties and the Escrow Agent hereto, each to the other (the receipt whereof is hereby acknowledged), and in further consideration of the mutual covenants and conditions hereinafter contained, the Parties each with the other and with the Escrow Agent hereto agree as follows:


1. The Lender and Pledgor hereby agree to the deposit of the Shares and Transfer Documents (collectively hereafter the "Shares") with and that the same shall be delivered to the Escrow Agent to be held in accordance with this Agreement.

2. The Escrow Agent hereby agrees to accept delivery and custody of the Shares for the purposes of this Agreement on the following specific agreements and understanding by the Lender and Pledgor and such Parties warrant irrevocably to abide by and that they are bound by such provisions:

     (a) the Escrow Agent is general counsel for Lender but not for this document or the Pledge Agreement, such is recognized by the Parties, all Parties waive conflict thereof, the Lender and Pledgor have received actual and specific legal counsel from separate counsel in regard to this matter, and the Lender and Pledgor are executing this Agreement without any reliance or expectation whatever of the Escrow Agent except as escrow holder as specifically required by the terms of the escrow of this Agreement;
     (b) this agreement constitutes covenants only and there is no trust hereof and should any trust be implied hereof (which would be contrary to the intention of this Agreement) then such is a limited trust specifically for the purposes of this Agreement and for no other purpose, shall be interpreted strictly and with limitation and not by inferential interpretation and not widely and generously;
     (c) the Escrow Agent may resign at any time and tender the Shares to court or appoint an alternate escrow agent and tender the Shares to the alternate and immediately upon such tendering the Escrow Agent shall be relieved of all and any accountability thereafter;
     (d) the duty of the Escrow Agent is solely that of good faith and normal care merely to preserve the Shares and communicate adequately with the Parties and the Escrow Agent shall have no duty or obligation to determine any rights between the Parties, to interpret this Agreement, or to take any other act other than to preserve the Shares. In the event of conflict in respect to the Shares the Escrow Agent may determine to retain possession of the Shares without liability whatsoever until instructed by mutual direction of the Parties or until directed by a court of competent jurisdiction. In the event that the Escrow Agent has communicated any matter to a Party notifying of an act or an understanding or an interpretation or an intention to deliver or receipt of a matter or any other matter for which the Escrow Agent is giving information or notice or requesting response then a Party shall not complain and shall have waived all right to complain for the matters disclosed therein if the Party has not objected within ten business days thereof and if the Escrow Agent is requesting response then a Party shall answer within such time frame. The Escrow Agent shall be absolutely entitled to rely upon the veracity, truthfulness, authenticity, and integrity of communication by the Parties and shall not be obliged to inquire as to their bona fides or assume any defect therein and should a Party effect false communications or should a third party employ instruments of the Parties to effect false or deceptive acts then the Escrow Agent shall have no liability therefore. In the event the Shares are lost or destroyed while in the possession of the Escrow Agent, the Parties agree that such is a non-actionable accident without cost or recourse to the Escrow Agent and the Parties warrant to effect all matters as shall be required to cancel the lost certificate and replace the same into the possession of the Escrow Agent;
     (e) the Parties waive any and all claims against the Escrow Agent for any acts conducted pursuant hereto except only where the Escrow Agent acts in fraud or overt bad faith for personal profit (and for such purpose error, negligence, confusion or mistake of interpretation, force majeure, act of third party, employee error and the like shall not be extended to be interpreted as bad faith but bad faith shall mean its normal and extreme meaning of an act taken with the objective intent of effecting a wrong purpose) and any claim in respect to the same shall be consequent upon actual and observable and documented default of such nature and not inferential or interpretive or speculative and in the interpretation of such matters the onus and burden of proof (whether at trial or on a motion, inter alia, by the Escrow Agent to dismiss for insufficient evidence) shall be on the claimant making claim against the Escrow Agent and shall be on a level of beyond a reasonable doubt. A Party making complaint against the Escrow Agent for default based upon inferential, speculative or interpretive claims shall be deemed irrevocably to be acting in bad faith and maliciously or for collateral improper purposes (in this latter case such shall be inferred if the facts reasonably illustrate that such claim is made in whole or in part to exert a leverage) and such a claiming Party shall be liable for the maximal damages and costs allowable in the appropriate jurisdiction;
     (f) the Parties, jointly and severally (and a contributing Party shall have a right of claim from the non-contributing Parties), do hereby warrant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, from and against all loss, costs, charges, damages and expenses which the Escrow Agent, its successors or assigns, may at any time hereafter bear, sustain, suffer or be put to for or by reason or on account of its acting as Escrow Agent pursuant to this Agreement except only in the event of bad faith or fraud, which shall not be assumed or employed as a plea to defeat a claim for indemnity unless such has first been adjudged by a court of competent jurisdiction. Unless a claimant shall first have received approval of a court of competent jurisdiction, pursuant to motion duly served and replied in the ordinary course (and not ex parte or expedited), and unless such court has found on a balance of probabilities on the evidence served by both parties that the Escrow Agent did probably commit fraud or bad faith, then failure to pay indemnity or advance costs shall be a fundamental default of this Agreement and shall be irrevocably deemed to be an act of bad faith and malice and the claim of the claimant shall be dismissed completely with prejudice for such matter alone. The Escrow Agent may, at it sole election, require that one or either Parties pre-advance any costs or fees to which the Escrow Agent may be put upon delivering to such Party estimates, quotes, or bills of the relevant professionals; and
     (g) in case proceedings should hereafter be taken in any court respecting the Shares hereby escrowed or respecting the Escrow Agent and its duties and acts (or allegations of misdeeds), the Escrow Agent shall not be obliged to defend any such action or submit its rights to the court until it shall have been indemnified by good and sufficient security or advance of expected costs in addition to the indemnity given against its costs of such proceedings and in the event that a Party or Parties refuses or neglects to provide indemnity or otherwise violates the terms of this section then the Escrow Agent shall have, as a matter of right, the election to enjoin and suspend the proceedings until the Parties provide proper and sufficient indemnity and until the actions and pleadings of the Parties are consistent with and compliant with the obligations and restrictions of this section and in the event that a pleading Party does not so conform its actions and provide indemnity then the Escrow Agent shall have the right, and the pleading Party waives all defenses, to have any actions dismissed with prejudice as a consequence of such default of the pleading Party.

3. The Shares shall be delivered into possession of the Escrow Agent to be held and delivered by the Escrow Agent as follows in accordance with the following circumstances:

     (a) the Shares shall be delivered to the Lender in the event that the Lender shall give written notice of unremedied default of the Loan or Collateral Documents and, upon the Escrow Agent giving the Pledgor five (5) business days notice, the Pledgor has not provided documentary proof materially contravening the Lender's notice; or

     (b) the Shares shall be delivered to the Pledgor in the event the Pledgor gives the Escrow Agent notice of payment of Loan and the Lender has not objected within five (5) business days of notice by the Escrow Agent. The Pledgor may request release of up to 15% of the Shares after each Installment payment of the Loan of the Pledge, Escrow and Promissory Note Agreement; or

     (c) in the event that if neither Party has given notice as to instruction for delivery of the Shares within six months of the Due Date the Escrow Agent may determine, after ten business days notice, to deliver the Shares to the Pledgor or, failing delivery by non-acceptance or non-location of the Pledgor, to the Issuer.

     Instructions to or by the Escrow Agent as to the forgoing shall be given by written copy to the Escrow Agent with copies to the Parties. In all matters in respect to the forgoing the Escrow Agent shall copy each Party with all correspondence. At the time of intention to deliver the Shares as above if no objection is taken within the stated time then the Parties shall have no complaint and the Escrow Agent shall be fully and completely discharged of all duties, accountabilities or claims and this Agreement shall terminate but that the provisions of section 2 hereof shall continue for the benefit of the Escrow Agent for a period of ten years.

     The Pledgor  hereby  permits the Escrow Agent to register the Shares in the name of the Escrow Agent, or any contracted nominee, and to split the Shares into several certificates for the purposes of efficient administration of this escrow. The Escrow Agent or his nominee shall provide the Pledgor with voting powers of attorney in respect to any Shares so registered.

4. The Lender agrees that the Shares are delivered pursuant to exemptions from prospectus requirements, the Lender is an exempt sophisticated/accredited investor who does not require qualification, filing, notice, or other qualifying act in their jurisdiction and the Lender agrees and acknowledges that the Shares are or may be subject to restrictions under prevailing securities laws and that the certificate for the same will be impressed with the appropriate legends advised by counsel.

5. The Lender shall be entitled to a letter or receipt from the Escrow Agent stating the Shares are held by the Escrow Agent subject to the terms of this Agreement; but such letter or receipt shall not be assignable. The cost of this Agreement shall be borne by the Issuer.

6. This Agreement shall enure to the benefit of and be binding upon the Parties and the Escrow Agent hereto, their and each of their heirs, executors, administrators, successors and permitted assigns. All notices shall be delivered to the Parties at the addresses set forth in the Pledge Agreement or to the e-mails set forth below and delivery thereto shall be considered absolute regardless of whether an occupant is present. All addresses for notice shall be changed only with delivery of notice of change.

7. This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement and such parts, if more than one, shall be read together and construed as if all the signing Parties hereto had executed one copy of this Agreement. This Agreement and executions may be exchanged by fax and such faxed copies shall be irrevocably deemed originals.

8. This Agreement shall be subject to the exclusive jurisdiction of British Columbia and the courts thereof.

9. The Issuer warrants that regardless of any defect, actual or alleged, in any transfer documents of the Shares, or of the Shares, that the Issuer will take and act upon and conclude, without debate, the requests of the Escrow Agent, the Pledgor or the Lender (individually or collectively) to transfer the Shares to the Lender at such time as the Lender may take the same in accordance with the Pledge Agreement.


     IN WITNESS WHEREOF the Parties have executed these presents as and from the
     ------------------
day and year above written.


DEVLIN JENSEN                                        )
-------------                                        )
                                                     )
                                                     )
Per:  /s/ Pat Devlin                                 )
-----------------------------------------------------)
         Authorized Signatory                        )


SINOVAC BIOTECH LTD.                                 )
--------------------                                 )
                                                     )
                                                     )
Per:     /s/ Weidong Yin                             )
--------------------------------------------         )
         Authorized Signatory                        )


LILY WANG                                            )
---------                                            )
                                                     )
                                                     )
         /s/ Lily Wang                               )
-----------------------------------------------------)
         Signature                                   )